Summary prospectus

Delaware Ivy VIP High Income

(formerly, Ivy VIP High Income)

Before you invest, you may want to review the Portfolio's statutory prospectus (and any supplements thereto), which contains more information about the Portfolio and its risks. You can find the Portfolio's statutory prospectus and other information about the Portfolio, including its statement of additional information and most recent reports to shareholders, online at ivyinvestments.com/prospectus. You can also get this information at no cost by calling 888 923-3355. The Portfolio's statutory prospectus and statement of additional information, both dated April 29, 2022 (and any supplements thereto), are incorporated by reference into this summary prospectus.

On April 30, 2021, the portfolio in this prospectus (Portfolio) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio's investment manager (hereinafter, the Portfolio and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds). On or about June 24, 2022, references to Waddell & Reed Services Company, doing business as WI Services Company (WISC), are hereby removed from this prospectus.

What is the Portfolio's investment objective?

Delaware Ivy VIP High Income seeks to provide total return through a combination of high current income and capital appreciation.

What are the Portfolio’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	I	II
Management fees	0.61%	0.61%
Distribution and service (12b-1) fees	none	0.25%
Other expenses	0.06%	0.06%
Acquired fund fees and expenses	0.03%[1]	0.03%[1]
Total annual portfolio operating expenses	0.70%[2]	0.95%[2]

[1]

Acquired fund fees and expenses sets forth the Portfolio's pro rata portion of the cumulative expenses charged by the registered investment companies (RICs) in which the Portfolio invested during the last fiscal year. The actual Acquired fund fees and expenses will vary with changes in the allocations of the Portfolio's assets. The Acquired fund fees and expenses shown are based on the total expense ratio of the RICs for the RICs’ most recent fiscal period. These expenses are not direct costs paid by Portfolio shareholders, and are not used to calculate the Portfolio's NAV.

[2]

The Total annual portfolio operating expenses ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	I	II
1 year	$72	$97
3 years	$224	$303
5 years	$390	$525
10 years	$871	$1,166

Summary prospectus

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs . These costs, which are not reflected in the annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 54% of the average value of its portfolio.

What are the Portfolio's principal investment strategies?

Delaware Ivy VIP High Income seeks to achieve its objective by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, including secured and unsecured loan assignments, loan participations and other loan instruments (loans), of US and foreign issuers, the risks of which are, in the judgment of Delaware Management Company (Manager) consistent with the Portfolio’s objective. The Portfolio invests primarily in lower-quality debt securities, which include debt securities rated BB+ or lower by S&P Global Ratings, a division of S&P Global, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by the Manager to be of comparable quality. The Portfolio may invest up to 100% of its total assets in non-investment-grade debt securities, commonly called “high-yield” or “junk” bonds, which include debt securities rated BB+ or lower by S&P, or comparably rated by another NRSRO or, if unrated, determined by the Manager to be of comparable quality. The Portfolio may invest in fixed-income securities of any maturity.

The Portfolio may invest up to 100% of its total assets in foreign securities that are denominated in U.S. dollars or foreign currencies. Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.

The Portfolio may invest in restricted securities.

Although the Manager considers credit ratings in selecting investments for the Portfolio, the Manager bases its investment decisions for a particular instrument primarily on its own credit analysis and not on a NRSRO’s credit rating. In selecting securities, the Manager may conduct an initial screening of issuers based on characteristics such as yield, performance, maturity and relative value across and within sectors. Following its initial screening, the Manager may look at a number of factors beginning with a primarily bottom-up (researching individual issuers) analysis that includes extensive modeling and talking with a company’s management team, industry consultants and sell-side research to help formulate opinions, and progressing to consideration of the current economic environment, the direction and level of interest rates and inflation, and industry fundamentals and trends in the general economy. Other factors considered include a company’s financial strength, growth of operating cash flows, strength of management, borrowing requirements, improving credit metrics, potential to improve credit standing, responsiveness to changes in interest rates and business conditions, strength of business model, competitive advantage and capital structure and future capital needs. Initial position sizes are determined based on factors that include size of issue, rating, duration, coupon, call-ability, exposure to a specific industry and leverage.

The Manager attempts to optimize the Portfolio’s risk/reward by investing in the debt portion of the capital structure that the Manager believes to be most attractive, which may include secured and/or unsecured loans, floating rate notes and/or secured and/or unsecured high-yield bonds. For example, if the Manager believes that market conditions are favorable for a particular type of fixed-income instrument, such as high-yield bonds, most or all of the fixed-income instruments in which the Portfolio invests may be high-yield bonds. Similarly, if the Manager believes that market conditions are favorable for loans, most or all of the fixed-income instruments in which the Portfolio invests may be loans, including second-lien loans which typically are lower in the capital structure and less liquid than first-lien loans.

Generally, in determining whether to sell a security, the Manager considers the dynamics of an industry and/or company change or anticipated change, a change in strategy by a company, a deterioration of the company’s financial model, credit quality or credit standing, and/or a change in management’s consideration of its creditors. The Manager also may sell a security if, in the Manager’s opinion, the price of the security has risen to fully reflect the company’s improved creditworthiness and other investments with greater potential exist. The Manager also may sell a security to take advantage of what it believes are more attractive investment opportunities, to reduce the Portfolio’s holding in that security or to raise cash.

The Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), Macquarie Investment Management Europe Limited (MIMEL), and Macquarie Investment Management Global Limited (MIMGL) (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Portfolio security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge.

What are the principal risks of investing in the Portfolio?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio's portfolio. An investment in the Portfolio may not be appropriate for all investors. The Portfolio's principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

Bank loans and other direct indebtedness risk — The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.

Restricted securities risk — The risk that restricted securities are subject to legal or contractual restrictions on resale and there can be no assurance of a ready market for resale. These securities include private placements or other unregistered securities, such as “Rule 144A Securities”, which are securities that may be sold only to qualified institutional buyers pursuant to the Securities Act of 1933, as amended (1933 Act). Privately placed securities, Rule 144A securities and other restricted securities may have the effect of increasing the level of portfolio illiquidity to the extent a portfolio finds it difficult to sell these securities when desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid, or less than the fair market value. At times, the illiquidity of the market, as well as the lack of publicly available information regarding these securities also may make it difficult to determine the fair market value of such securities for purposes of computing the NAV of a portfolio.

Fixed income risk — The risk that bonds may decrease in value if interest rates increase; an issuer may not be able to make principal and interest payments when due; a bond may be prepaid prior to maturity; and, in the case of high yield bonds (“junk bonds”), such bonds may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a portfolio has valued them.

Prepayment risk — The risk that the principal on a bond that is held by a portfolio will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a portfolio's management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and

Summary prospectus

principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy VIP High Income performed?

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods compare with those of a broad measure of market performance. On April 30, 2021, the Portfolio became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio’s investment manager. The returns shown from before April 30, 2021 are from the Portfolio’s prior investment manager. The Portfolio's past performance is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio's most recently available month-end performance by calling 888 923-3355 (800 523-1918 on or about June 24, 2022) or by visiting our website at delawarefunds.com/vip-performance.

Prior to April 30, 2012, the Portfolio’s investment objective was to seek, as its primary objective, a high level of current income and, as a secondary objective, to seek capital growth when consistent with its primary objective. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide total return through a combination of high current income and capital appreciation.

Effective November 15, 2021, the Portfolio changed its investment strategy. Performance prior to November 15, 2021 reflects the Portfolio's former strategy; its performance may have differed if the Portfolio's current strategy had been in place.

Calendar year-by-year total return (Class II)

During the periods illustrated in this bar chart, Class II’s highest quarterly return was 8.56% for the quarter ended June 30, 2020, and its lowest quarterly return was -14.50% for the quarter ended March 31, 2020.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years or lifetime
Class I (lifetime: 4/28/17-12/31/21)	6.33%	N/A	5.40%
Class II	6.06%	5.48%	6.60%
ICE BofA US High Yield Constrained Index (reflects no deduction for fees, expenses, or taxes)*	5.35%	6.08%	6.71%
ICE BofA US High Yield Index (reflects no deduction for fees, expenses, or taxes)*	5.36%	6.10%	6.72%

* The Portfolio changed its primary broad-based securities index to ICE BofA US High Yield Constrained Index as of November 15, 2021. The Portfolio elected to use the new index because it more closely reflects the Portfolio’s investment strategies.

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Portfolio
Adam H. Brown, CFA	Managing Director, Senior Portfolio Manager	November 2021
John P. McCarthy, CFA	Managing Director, Senior Portfolio Manager	November 2021

Sub-Advisors

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK)

Macquarie Investment Management Europe Limited (MIMEL)

Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Portfolio shares

Effective until on or about June 24, 2022: Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies (PICs) to fund benefits payable under the Policies. Class I shares may be purchased only through fund of funds, advisory or trust accounts, wrap accounts or other asset allocation or fee-based investment arrangements. The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after your order is received in good order on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Effective after on or about June 24, 2022: Shares are sold, directly or indirectly, to separate accounts of life insurance companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The dividends and distributions paid from the Portfolio to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Portfolio must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Portfolio through a broker/dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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VIPSUM-HIINC 4/22